SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

May 23, 2017

AIR INDUSTRIES GROUP

___________________

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-35927	80-0948413
State of	Commission	IRS Employer
Incorporation	File Number	I.D. Number

360 Motor Parkway, Suite 100, Hauppauge, NY 11788

(Address of Principal Executive Offices)

Registrant's telephone number: (631) 881-4920

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17   CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 23, 2017, the Company received a letter from NYSE MKT LLC (the “Exchange”) stating that the Exchange has determined that the Company is not in compliance with Sections 134 and 1101 of the Exchange’s Company Guide (the “Company Guide”) due to the Company’s failure to timely file its Quarterly Report on Form 10-Q for the period ended March 31, 2017 with the Securities and Exchange Commission (the “SEC”). The letter also states that the Company’s failure to timely file such Quarterly Report on Form 10-Q is a material violation of its listing agreement with the Exchange and, therefore, pursuant to Section 1003(d) of the Company Guide, the Exchange is authorized to suspend and, unless prompt corrective action is taken, remove the Company’s securities from the Exchange.

The Exchange has informed the Company that, in order to maintain its listing on the Exchange following failure to timely file the Quarterly Report on Form 10-Q, the Company must, by June 23, 2017, submit a plan of compliance (the “Plan”) addressing how it intends to regain compliance with Sections 134 and 1101 of the Company Guide by November 23, 2017 (the “Plan Period”).

If the Plan is accepted, the Company will be able to continue its listing during the Plan Period, during which time the Company will be subject to periodic review to determine whether it is making progress consistent with the Plan. The letter from the Exchange advised that if the Company is not in compliance with the continued listing standards of the Company Guide by November 23, 2017 with respect to the delayed Quarterly Report on Form 10-Q, or if the Company does not make progress consistent with the Plan during the Plan Period, then the Exchange staff will initiate delisting proceedings as appropriate.

Item 7.01    Regulation FD Disclosure.

On May 23, 2017, Air Industries Group (the “Company”) issued a press release announcing that it had completed the second closing of its offering of Subordinated Convertible Notes and a delay in the filing of its Quarterly Report on Form 10Q for the period ended March 31, 2017. A copy of the press release is included as Exhibit 99.1 to this report.

As stated in Item 3.01 of this report, on May 24, 2017 the Company issued a press release announcing its receipt of the letter from the Exchange referred to in Item 3.01. A copy of the press release is included as Exhibit 99.2 to this report.

The information in this Item 7.01 of this Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such Section, nor shall it be deemed incorporated by reference in any filing by us under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Text of press release dated May 23, 2017 issued by Air Industries Group announcing second closing of its bridge financing and delay in filing Form 10-Q.
99.2	Text of press release issued by Air Industries Group on May 24, 2017 announcing its receipt of a letter from the NYSE MKT advising the Company of its determination that the Company is not in compliance with Sections 134 and 1101 of the Exchange’s Company Guide due to the Company’s failure to timely file its Quarterly Report on Form 10-Q for the period ended March 31, 2017 with the Securities and Exchange Commission.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2017

AIR INDUSTRIES GROUP

By:	/s/ Michael E. Recca
Michael E. Recca
Chief Financial Officer